                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 3, 2006

                        --------------------------------

                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

                        Commission File Number: 000-50885

            BERMUDA                                                N/A
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                         1 Victoria Street, Fourth Floor
                                  Hamilton HM11
                                     Bermuda
              (Address of principal executive offices and zip code)

                                  441-294-6350
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Certain supplemental information regarding the registrant's results of operations for the fourth quarter and year ended December 31, 2005 is being furnished with this Form 8-K as Exhibit 99.1, and is also available on the registrant's website, www.quantaholdings.com, under the "Investor Information"
tab.

The information in this Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit
Number              Description
-----------------   ------------------------------------------------------------
99.1                Supplement.
-----------------   ------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               QUANTA CAPITAL HOLDINGS LTD.

     Date: April 3, 2006                       /s/ Robert Lippincott III
                                               ---------------------------------
                                               Robert Lippincott III
                                               Interim Chief Executive Officer

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
Number               Description
-----------------    -----------------------------------------------------------
99.1                 Supplement.
-----------------    -----------------------------------------------------------